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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund,

MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth

Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration

Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market

Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap

Equity Fund, International Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

August 17, 2012

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) has approved the appointment of a new sub-adviser, AQR Capital Management, LLC (“AQR”), to manage a portion of the International Equity Fund’s portfolio. The Fund’s investment adviser believes that the appointment of AQR will enhance the Fund’s core emerging markets exposure and improve its return potential. There will be no changes to the Fund’s investment objective, principal investment strategies or principal risks, and the aggregate management fees of the Fund will not increase as a result of the appointment of AQR.

In addition, GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of each of the Funds, has elected Thomas G. Evans as trustee to the Trust’s Board of Trustees.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (1-888-984-8433), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

President

GUIDESTONE FUNDS

MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

August 17, 2012

This document is an Information Statement for shareholders of each above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about August 17, 2012, to the shareholders of record of each Fund as of July 31, 2012 (the “Record Date”).

As disclosed in the Fund’s prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of each Fund’s shares. The Fund will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval. The Trust has obtained the written consent of GuideStone Financial Resources, which is the majority shareholder of each Fund, to elect Thomas G. Evans to the Trust’s Board of Trustees (the “Board”) effective September 10, 2012. Therefore, in accordance with the Trust’s governing documents, the election of Mr. Evans will have been approved on behalf of the shareholders. This Information Statement is provided to you solely for informational purposes.

In addition, as further described in the Funds’ prospectus, the assets of each Select Fund are or may be allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Board to select and replace sub-advisers for the Fund and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval provided there is not an increase in the overall management and advisory fees payable by the Fund.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-98-GUIDE (1-888-984-8433) or by going to our Website at www.GuideStoneFunds.org.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers of the Funds and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date.

I.	Introduction

International Equity Fund.    On May 22, 2012, the Board appointed AQR Capital Management, LLC (“AQR”) as a sub-adviser to manage a portion of the assets of the International Equity Fund. The investment objective, principal investment strategies and principal risks of the International Equity Fund will not change as a result of the appointment of AQR, and based on current Fund assets, there will be no increase in the Fund’s aggregate management fees.

All Funds.    GuideStone Financial Resources, as majority shareholder of each Fund, has elected Thomas G. Evans to the Trust’s Board. Mr. Evans was nominated on July 19, 2012, by the Board to become a Trustee who is an “interested person” of the Trust as that term is defined within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Evans’ nomination was recommended by GuideStone Financial Resources in order to succeed Barry D. Hartis whose term had expired.

II.	International Equity Fund: Appointment of AQR

Appointment.    At a regular meeting held on May 22, 2012, the Board, including a majority of the Trustees who are not parties to the sub-advisory agreement between the Trust, the Adviser and AQR (the “AQR Agreement”) or are “interested persons” of any such party, as that term is defined within Section 2(a)(19) of the 1940 Act (“Independent Trustees”), unanimously approved a proposal by the Adviser to engage AQR to provide sub-advisory services with respect to a portion of the Fund’s assets, commencing on or about June 15, 2012. AQR has served as a sub-adviser within the Fund since March 2008, managing a core, 130/30 developed non-U.S. equity strategy. This Information Statement relates to the appointment of AQR to manage an additional emerging markets strategy, as a replacement to Tradewinds Global Investors, LLC which was terminated on March 27, 2012, in accordance with the investment determinations of the Adviser made pursuant to manager-of-managers relief. In addition to AQR, Baillie Gifford Overseas Limited; Barrow, Hanley, Mewhinney & Strauss, LLC; Genesis Asset Managers, LLP; McKinley Capital Management, LLC; MFS Institutional Advisors, Inc.; Mondrian Investment Partners Ltd.; Philadelphia International Advisors, L.P.; and The Clifton Group Investment Management Company (the current sub-advisers of the Fund) also continue to provide sub-advisory services with respect to portions of the Fund.

The Adviser’s recommendation to hire AQR was based on its analysis of the structure and the underlying sub-adviser composite of the Fund. The Adviser’s recommendation is intended to enhance the Fund’s core emerging markets exposure and to improve the Fund’s return potential.

Board Considerations.    In making its determination to hire AQR, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by AQR, the past performance records of similar accounts managed by personnel of AQR who would be managing the portfolio of the Fund, fees charged to comparable clients and information regarding AQR’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend AQR. The Board received and considered information about the potential of AQR to contribute economies of scale as the Fund grows in size. The Board noted that although AQR’s fee schedule did not provide for future breakpoints in the sub-advisory fee given the proposed allocation of assets to the Emerging Markets Equity Strategy, AQR’s fee schedule was favorable in comparison to AQR’s standard fee schedule.

Because this engagement with AQR is new, there is no historical profitability information with regard to this assignment within the Fund. The Board did note, however, that AQR did provide an estimate of profitability. The Trustees considered the Adviser’s assessment of AQR’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by AQR, felt comfortable that AQR was financially sound.

The Board noted that the Fund’s aggregate management fees would not increase, based on current Fund assets, as a result of the appointment of AQR. The Board also noted that the Fund, and not the Adviser, pays fees to AQR directly. Therefore, the appointment of AQR is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the Fund would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by AQR and its affiliates as a result of its arrangements with the Fund. The Board concluded that any potential benefits to be derived by AQR included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the core emerging markets strategy proposed to be implemented by AQR with respect to approximately 6.5% of the Fund’s assets that the Adviser intends to allocate to AQR and noted that the strategy will complement other strategies currently utilized in the Fund and, as such, will enhance the Fund’s emerging markets exposure. While noting that past performance does not indicate future results, the Trustees noted that the proposed AQR Emerging Markets Equity Strategy had outperformed its benchmark index (MSCI EM Index), over the one-, two- and three-year and since inception periods ended March 31, 2012. The trustees noted that the investment performance of the AQR Emerging Markets Equity Strategy ranked in the second quartile for the one-year period and in the first quartile for the two- and three-year and since inception periods ended March 31, 2012.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of AQR. In addition, since January 1, 2011, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which AQR, any parent or subsidiary of AQR or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding AQR.    AQR is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The firm employs a disciplined multi-asset, global research process, and investment decisions are made using a series of global asset allocation, arbitrage and security selection models and implemented using proprietary trading and risk-management systems. AQR’s systematic and disciplined process is essential to achieve long-term success in investment and risk management. The principals of the firm have been pursuing this research since the late 1980s and have been implementing this research in one form or another since 1993. The firm’s founding principals, Clifford S. Asness, Ph.D., David G. Kabiller, CFA, Robert J. Krail and John M. Liew, Ph.D., and several colleagues founded AQR in January 1998. As of June 30, 2012, AQR managed approximately $54.6 billion in total assets across a series of investment products for investors from the United States, Europe, Asia and Australia. Affiliated Managers Group owns a modest minority stake in AQR; however, AQR’s principals own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the AQR Emerging Markets Equity Strategy are Jacques Friedman, Oktay Kurbanov and Lars Nielsen. Messrs. Friedman, Kurbanov and Nielsen are each a Principal of AQR. Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, and Mr. Nielsen has been at AQR since 2000. More information about AQR is provided in Appendix C.

Comparison of the Management Fees.    The aggregate management fees paid by the Fund will not increase, based on current Fund assets, compared to the aggregate management fees paid by the Fund prior to the effective date of the AQR Agreement. The Fund, not the Adviser, pays the sub-advisory fees to AQR directly; therefore, the appointment of AQR is not expected to affect the Adviser’s profitability. Prior to the effectiveness of the AQR Agreement, the GS2 and GS4 Classes of the Fund paid aggregate management fees of 0.95% of average daily net assets for the year ended December 31, 2011. For the fiscal year ended December 31, 2011, the aggregate management fees paid by the Fund to the Adviser and each sub-adviser to the Fund, both as a dollar amount and as a percentage of each Fund’s net assets, were $5,992,284 (0.47%) and $6,132,562 (0.48%), respectively.

Description of the AQR Agreement.    The AQR Agreement became effective on June 15, 2012. This description of the AQR Agreement is qualified in its entirety by the Form of Sub-Advisory Agreement, which is included in Appendix D. Except as to compensation and effective date, the terms of the AQR Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The AQR Agreement will continue in effect for an initial term of two years. Thereafter, the AQR Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Funds, and also, in either event, if approved by a majority of the Independent Trustees.

Under the AQR Agreement, AQR will manage the assets of the Fund that are allocated to AQR by the Adviser. AQR has discretion pursuant to the AQR Advisory Agreement to purchase and sell securities for its allocated segment of the Fund’s assets in accordance with the Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although AQR is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The AQR Agreement recognizes that AQR may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The AQR Agreement also provides that AQR will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions AQR affects on behalf of the Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to AQR’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that AQR normally makes available to its institutional investors or other customers.

The AQR Agreement does not protect AQR against liability to the Fund or its shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of its duties and obligations under the AQR Agreement. The AQR Agreement will terminate automatically with respect to the Fund upon assignment or upon the termination of the Fund’s Advisory Agreement with the Adviser. The AQR Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III.	All Funds: Election of Trustee to the Board of Trustees

Overview

GuideStone Financial Resources, as majority shareholder of each Fund, has elected Thomas G. Evans to the Board, effective September 10, 2012. Mr. Evans was nominated on July 19, 2012 by the Board to replace an interested Trustee whose term had expired. Mr. Evans’ nomination was recommended by GuideStone Financial Resources.

Information Regarding the Board of Trustees

The operations of each Fund are under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Upon effectiveness of the election of Mr. Evans, the Board will be comprised of 10 individuals: Thomas G. Evans and James W. Hixson, each of whom is an “interested person” of the Trust as that term is defined in the 1940 Act, and Michael R. Buster, Peter L. Chamberlain, Ph.D., Carson L. Eddy, William Craig George, Grady R. Hazel, Joseph A. Mack, Franklin Morgan and William T. Patterson, each of whom is an Independent Trustee. Mr. Mack serves as Chairman of the Board. During the fiscal year ended December 31, 2011, the Board held six meetings. None of the Trustees who served as such during the previous fiscal year attended fewer than 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. Evans) of the Trust, their ages, business address and principal occupations and prior directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 – present.	27	Ouachita Baptist University – Board of Trustees Member
Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Retired – Senior Financial Analyst, Summit Wealth Management, Inc., 2007 – 2010; President, B.R. Chamberlain & sons, Inc., 1990 – 2006 Registered Investment Adviser.	27	First Baptist Church of Orlando – Board of Trustees Member and Strategy Team; Rollins College Board of Overseers/Corporate Council – Member; The B.R. Chamberlain Foundation for Public Entertainment – President
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 – present – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 – present; Managing Partner, Cuthill & Eddy LLC, 1993 – 2007 – Certified Public Accountants.	27	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Chief Credit Officer, CapStone Bank, 2011 – present; Executive Vice President/Regional Loan Administrator, SunTrust Bank, 1995 – 2011.	27	N/A
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	G400 Field Representative, American Institute of Certified Public Accountants, 2012 – present; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	27	Neighbors Federal Credit Union – Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company – Board of Directors Member and Member of Audit Committee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Retired – Director, Office of Public Policy, South Carolina Baptist Convention, 1999 – 2010.	27	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 – May 2003.	27	N/A
William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – present; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003.	27	Therizo Capital Management – Director and Chairman of Audit Committee

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2012	President and Owner, Encompass Financial Services, Inc., 1984 – present; President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	27	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	27	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009; Marketing Compliance Manager, GuideStone Financial Resources, 2005 – present; Compliance Specialist, GuideStone Financial Resources, 2004 – 2005.	N/A	N/A
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources, 1995 – present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources, 1998 – present.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1995 – present.	N/A	N/A
Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources, 1995 – present.	N/A	N/A
Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources, 2006 – present; Director, Mutual Funds, GuideStone Financial Resources, 2000 – 2006.	N/A	N/A
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

(2)	Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. Evans):

Joseph A. Mack.    Mr. Mack has been the Chairman of the Board of Trustees of the Trust since June 2005 and a member of the Board of Trustees since March 2002. He is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Michael R. Buster.    Rev. Buster currently serves as an Executive Pastor at Prestonwood Baptist Church in Plano, Texas and has been a member of the Board of Trustees since 2002. In his capacity as Executive Pastor, Rev. Buster serves as the Chief Operating Officer for this church of over 32,000 members. In addition to multiple high level duties, his responsibilities include overseeing a staff of 600, administering annual operating and capital budgets, long-range planning and real estate acquisitions on behalf of the church. Rev. Buster received a Bachelor Degree in Pastoral Ministries from Ouachita Baptist University and a Masters Degree in Religious Education from Southwestern Theological Seminary.

Peter L. Chamberlain, Ph.D.    Dr. Chamberlain currently serves as the Chief Executive Officer of B.R. Chamberlain & Sons Foundation. The foundation provides financial assistance to worthy individuals, groups, institutions and organizations to better the education, moral, physical and spiritual climate of communities, the nation and the world. In addition to serving the foundation, he also is the former President of B.R. Chamberlain & Sons, Inc., a registered investment advisor. Dr. Chamberlain received a Bachelor of Business Administration from Western Michigan University, a Master of Business Administration degree from Crummer Graduate School of Business and a Doctorate of Philosophy in Administration/Management from Walden University.

Carson L. Eddy.    Mr. Eddy is the Partner in Charge of the Orlando, Florida office of Carr, Riggs & Ingram, LLC (“CRI”), Certified Public Accountants. At CRI, he is deemed to be a specialist in not-for-profit and service organizations. Mr. Eddy also serves as President of Quantum Consulting Group LLC, which specializes in litigation support and forensic accounting services. In this capacity, he has been involved in several fraud and forensic related cases involving, but not limited to, misappropriation of assets, check fraud and payroll fraud. Mr. Eddy has over 40 years of experience in both public and private accounting and is a Certified Public Accountant (“CPA”) and a Certified Fraud Examiner. Mr. Eddy holds a Bachelors of Science degree in Economics from Rollins College.

William Craig George.    Mr. George has been employed with CapStone Bank since 2011 and currently serves as the Chief Credit Officer. In his role with CapStone Bank, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer with SunTrust Bank. He has served on the board of Pregnancy

Life Care Center Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from The University of North Carolina – Chapel Hill.

Grady R. Hazel.    Mr. Hazel currently serves as a G400 Field Representative for the American Institute of Public Accountants, where he acts as a liaison to CPA firms that have 101 to 400 CPAs. He was previously employed by the Society of Louisiana CPAs as an Executive Director. He is currently a member of the Board of Directors of Neighbors Federal Credit Union and serves as Chairman of the Audit Committee. In addition, he has served on the board of Stonetrust Commercial Insurance Company, where he was also a member of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Master of Business Administration degree and a Bachelor of Science degree both from Louisiana State University.

Franklin R. Morgan.    Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

William T. Patterson.    Mr. Patterson currently serves as a Managing Partner of Patterson Capital, LLC. He retired as a Senior Vice President from Wachovia Securities, Inc. in January 2007 and from the Boards of Trustees of GuideStone Financial Resources and the Adviser in June 2007. Mr. Patterson entered into the investment industry in 1969 after serving with merit in the U.S. Army. In addition to his position with Wachovia, he served as a Branch Manager and Managing Director with Morgan Keegan & Company, Inc. Mr. Patterson has served on numerous boards and committees including being a past member and chairman of the NASD’s (FINRA) District Business Conduct Committee, District 5, and a past chairman, Board of Directors, Mississippi Prepaid Affordable College Tuition Program. Mr. Patterson holds a Bachelor of Arts degree in History from The Citadel and is a graduate of the Real Estate Institute.

Thomas G. Evans.    Mr. Evans is President and Owner of Encompass Financial Services, Inc. and Custom Land Management, LLC. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of the Adviser and currently serves on the Board of Trustees of GuideStone Financial Resources.

James W. Hixson.    Mr. Hixson is a former school administrator with Bath Community Schools in Bath, Michigan, where he served for 23 years in various positions, including middle school principal and superintendent. Throughout the years, he has also been active in the Bath community through membership and officer positions of civic and service organizations. He is a past board member of the Central Baptist Association and the Michigan Southern Baptist Foundation. Mr. Hixson holds a Bachelor of Arts degree from Tennessee Temple College, a Bachelor of Divinity degree from Central Baptist Theological Seminary, a Master of Religious Education degree from Temple Baptist Theological Seminary and a Master of Arts degree and an Educational Specialist degree from Michigan State University. Mr. Hixson currently serves on the Boards of Trustees of GuideStone Financial Resources, GuideStone Advisors and GuideStone Financial Services.

Board Role in Risk Oversight

The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s chief investment officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s chief compliance officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s chief compliance officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure

The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills

GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees

Currently, the Board has an Audit Committee, Investment Management Committee and Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee.    The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Patterson and Dr. Chamberlain. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent public accounting firm; (2) review and approve the scope of the independent auditor’s audit activity; (3) review the financial statements which are the subject of the independent auditor’s certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2011, there were three meetings of the Audit Committee.

Investment Management Committee.    The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George and Patterson and Dr. Chamberlain. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser of sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2011, there were two meetings of the Investment Management Committee.

Nominating Committee.    The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Patterson and Dr. Chamberlain. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2011, there was one meeting of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders can submit recommendations in writing to the attention of Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. Evans) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Thomas G. Evans	NONE	NONE
James W. Hixson	NONE	NONE
INDEPENDENT TRUSTEES
Michael R. Buster

Over $100,000 in the Aggressive Allocation Fund

$1-$10,000 in the Real Estate Securities Fund

$50,001-$100,000 in the Value Equity Fund

Over $100,000 in the Growth Equity Fund

Over $100,000 in the Small Cap Equity Fund

$1-$10,000 in the International Equity Fund

Over $100,000
Peter L. Chamberlain, Ph.D.	NONE	NONE
Carson L. Eddy	NONE	NONE
William Craig George	NONE	NONE
Grady R. Hazel	NONE	NONE
Joseph A. Mack	$10,001-$50,000 in the Low-Duration Bond Fund $10,001-$50,000 in the Medium-Duration Bond Fund $10,001-$50,000 in the Inflation Protected Bond Fund	Over $100,000
Franklin Morgan	NONE	NONE
William T. Patterson	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of the Record Date.

As of December 31, 2011, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or underwriter.

Compensation

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources.

Portfolio Transactions.    To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2011, the Fund, as specified below, paid brokerage commissions to an affiliated broker as follows:

			Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2011
International Equity	UBS AG	UBS Global Asset Management (Americas) Inc.	$254

The table below shows, for the fiscal year ended December 31, 2011, the percentage of the Fund’s aggregate brokerage commissions paid to the identified broker-dealer and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealer.

Fund	Broker-Dealer	Affiliate	Percentage of the Fund’s Aggregate Brokerage Commissions Paid	Percentage of the Fund’s Aggregate Dollar Amount of Transactions
International Equity Fund	UBS AG	UBS Global Asset Management (Americas) Inc.	0.20%	0.01%

Shareholder Communications.    The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household.    If you are a member of a household in which multiple shareholders of a Fund share the same address, and the Funds or your broker or bank (for “street name” accounts) have received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Funds will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-98-GUIDE (1-888-984-8433). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Rodney R. Miller

Vice President and Secretary

August 17, 2012

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF JULY 31, 2012

Fund	GS2 Class	GS4 Class
MyDestination 2005 Fund	N/A	7,343,050.557
MyDestination 2015 Fund	N/A	32,509,184.724
MyDestination 2025 Fund	N/A	34,912,996.152
MyDestination 2035 Fund	N/A	18,325,663.029
MyDestination 2045 Fund	N/A	13,014,911.472
MyDestination 2055 Fund	N/A	455,747.128
Conservative Allocation Fund	N/A	25,250,531.507
Balanced Allocation Fund	N/A	92,383,148.154
Growth Allocation Fund	N/A	65,677,316.422
Aggressive Allocation Fund	N/A	59,899,402.434
Conservative Allocation Fund I	8,043,851.389	N/A
Balanced Allocation Fund I	32,977,484.122	N/A
Growth Allocation Fund I	20,066,015.081	N/A
Aggressive Allocation Fund I	12,776,088.691	N/A
Money Market Fund	110,166,143.090	1,216,096,085.280
Low-Duration Bond Fund	14,853,591.124	49,678,723.959
Medium-Duration Bond Fund	32,581,627.300	47,779,402.664
Extended-Duration Bond Fund	12,296,431.968	20,118,845.886
Inflation Protected Bond Fund	N/A	15,803,460.806
Global Bond Fund	N/A	18,904,401.277
Defensive Market Strategies Fund	7,309,343.681	26,720,244.449
Equity Index Fund	5,897,184.252	13,045,539.721
Real Estate Securities Fund	N/A	17,234,391.077
Value Equity Fund	28,365,747.124	60,785,073.106
Growth Equity Fund	14,978,854.652	48,031,214.014
Small Cap Equity Fund	6,335,213.021	23,475,977.790
International Equity Fund	26,198,715.239	87,195,621.348

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	3,511,897.69	48%
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,434,743.61	33%
MyDestination 2005 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	588,134.23	8%
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	17,948,688.24	55%
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	9,875,060.28	30%
MyDestination 2015 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,676,690.23	8%
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	19,678,907.35	56%
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	10,726,042.33	31%
MyDestination 2025 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,689,475.89	8%
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	9,679,156.80	53%
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,057,373.59	33%
MyDestination 2035 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,489,990.36	8%
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	6,006,917.00	46%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5,382,485.09	41%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	941,999.83	7%
MyDestination 2055 Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	300,000.00	66%
MyDestination 2055 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	96,652.61	21%
MyDestination 2055 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	44,039.67	10%
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	13,881,931.95	55%
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	7,672,063.28	30%
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	56,272,821.50	61%
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	25,244,146.49	27%
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	41,671,352.08	63%
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	18,474,911.53	28%
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	36,619,783.43	61%
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	13,172,099.84	22%
Aggressive Allocation Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	3,087,340.13	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,518,428.61	27%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	12,307,286.20	25%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	6,070,882.81	12%
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,857,369.01	10%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	4,304,275.24	9%
Low-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,606,293.92	5%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	16,642,709.89	35%
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	6,684,683.94	14%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,938,734.51	12%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	5,670,369.95	12%
Medium-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,332,689.71	7%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund	2,683,124.01	6%
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	5,950,499.43	30%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,208,939.64	26%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,598,252.79	13%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	1,767,966.06	9%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	1,171,182.78	6%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas TX 75221-2190	1,114,940.09	6%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,949,840.96	25%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	3,439,684.29	22%
Inflation Protected Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,710,048.65	17%
Inflation Protected Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,086,845.54	13%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,012,783.81	6%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2005 Fund PO Box 2190 Dallas TX 75221-2190	945,354.15	6%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,692,485.71	30%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	2,125,637.93	11%
Global Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	1,977,488.00	10%
Global Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,904,180.47	10%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,624,739.01	9%
Global Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,382,113.40	7%
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	1,305,522.85	7%
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	1,076,191.28	6%
Defensive Market Strategies Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	10,565,717.97	40%
Defensive Market Strategies Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	5,922,867.40	22%
Defensive Market Strategies Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	5,086,911.06	19%
Defensive Market Strategies Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,125,241.45	8%
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	7,424,098.75	57%
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,066,456.14	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	6,215,568.70	36%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,992,661.49	23%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	1,995,328.17	12%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	1,588,592.43	9%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	1,029,381.39	6%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	907,487.87	5%
Value Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,701,259.54	23%
Value Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	12,064,915.05	20%
Value Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	9,198,573.35	15%
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	7,989,813.87	13%
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,008,140.85	7%
Value Equity Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	3,070,418.30	5%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	9,608,726.62	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8,914,770.89	19%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	8,419,500.04	18%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	6,430,726.12	13%
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,300,797.13	9%
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	7,670,368.34	33%
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,637,580.31	15%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,891,783.64	12%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,656,164.29	11%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	1,944,305.58	8%
International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	20,211,805.63	23%
International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	17,770,154.84	20%
International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,100,262.66	15%
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	9,636,653.96	11%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	4,952,022.45	6%
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,821,487.64	6%
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,651,076.96	83%
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	955,949.45	12%
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	22,332,901.67	68%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,365,028.31	13%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	4,143,553.51	13%
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17,664,862.46	88%
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,025,035.89	10%
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	10,755,865.71	84%
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,712,507.54	13%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,436,851.75	37%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,366,158.08	36%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,006,666.04	14%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,677,855.34	11%
Medium-Duration Bond Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems 105 Rosemont Road Westwood MA 02090-2318	13,820,986.31	43%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	9,356,444.75	29%
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,487,668.72	11%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	2,947,333.10	9%
Medium-Duration Bond Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago IL 60675-2956	2,485,339.69	7%
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,638,023.38	38%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,073,496.76	33%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,220,183.41	10%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	996,925.23	8%
Extended-Duration Bond Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago IL 60675-2956	983,335.32	8%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	3,575,513.13	49%
Defensive Market Strategies Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,015,616.85	41%
Defensive Market Strategies Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	545,074.92	7%
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5,178,280.87	88%
Equity Index Fund GS2 Class	Wells Fargo Bank NA FBO Campus Crusade for Christ International PO Box 1533 Minneapolis MN 55479	596,096.40	10%
Value Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,131,260.36	22%
Value Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,297,171.76	19%
Value Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,290,050.51	19%
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,844,929.91	14%
Value Equity Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems 105 Rosemont Road Westwood MA 02090-2318	3,643,665.23	13%
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,899,320.02	7%
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,570,870.44	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,355,726.17	22%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	2,909,694.75	19%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	2,904,570.01	19%
Growth Equity Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago IL 60675-2956	1,037,325.47	7%
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,659,449.84	42%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,007,436.21	16%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	835,761.04	13%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	833,414.99	13%
International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,840,304.46	22%
International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,046,191.10	19%
International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,878,925.65	19%
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,122,279.37	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2012 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago IL 60675-2956	1,431,342.84	5%
International Equity Fund GS2 Class	Northern Trust Company Custodian FBO Church of the Nazarene Pension Plan 17001 Prairie Star Parkway Lenexa KS 66220-7900	1,359,660.61	5%

APPENDIX C

MORE INFORMATION ABOUT AQR

AQR, with principal offices at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, is an SEC registered investment adviser, founded in 1998 with $54.6 billion in assets under management as of June 30, 2012. According to AQR’s Form ADV dated April 19, 2012, AQR Capital Management Holdings, LLC (“AQR Holdings”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, owns more than 75% of AQR, and Clifford Asness owns between 25% and 50% of AQR Holdings.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of AQR:

Name	Position with Investment Adviser
Clifford S. Asness, Ph.D.	Managing and Founding Principal
John M. Liew, Ph.D.	Founding Principal and Head of Global Asset Allocation
David G. Kabiller, CFA	Founding Principal and Head of Client Strategies
Brian K. Hurst	Principal and Head of Trading
Jacques A. Friedman	Principal and Head of Global Stock Selection
Oktay Kurbanov	Principal, Global Asset Allocation
Ronen Israel	Principal, Global Stock Selection
Lars Nielson	Principal, Global Asset Allocation and Global Stock Selection
Bradley D. Asness	Principal and Chief Legal Officer
Stephan Mellas	Principal and Head of Operations
Michael Mendelson	Principal, Portfolio Management
Lasse Pederson, Ph.D.	Principal, Global Asset Allocation
John Howard	Principal, Chief Financial Officer and Chief Operating Officer
Jeremy Getson, CFA	Principal, Client Strategies
Marco Hanig	Principal and President of AQR Funds
Yao Hua Ooi	Principal, Global Asset Allocation
Gregor M. Andrade, Ph.D.	Principal, Client Strategies
Jeff Dunn	Principal, Client Strategies
Brendan Kalb	General Counsel

The business address of each person listed above is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830.

AQR does not currently serve as investment adviser or sub-adviser to investment companies with investment objectives similar to the Emerging Markets Equity Strategy.

C-1

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                                         , a registered investment advisor organized under the laws of the State of                     (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                         (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)      Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)      In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)      The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d)      Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)      The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f)      All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g)      The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)      In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.        Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.        Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)      The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)      The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)      The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)      The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)      The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)      The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.      Representations of Adviser. The Adviser represents, warrants and agrees that:

(a)      The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)      The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.      Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)      The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)      The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)      The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d)      The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f)      The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.      Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.      Duration and Termination.

(a)      Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b)      Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.      Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.      Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.      Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.      Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21.      Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of                                 . All notices provided to the Sub-Adviser will be sent to the attention of                                         .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                                         .

GUIDESTONE FUNDS 2401 Cedar Springs Road
Dallas, Texas 75201
Attest

By:		By:
	Name:	Name:
	Title:	Title:

GUIDESTONE CAPITAL MANAGEMENT
2401 Cedar Springs Road
Dallas, Texas 75201
Attest

By:		By:
	Name:	Name:
	Title:	Title:

SUB-ADVISER
Attest

By:		By:
	Name:	Name:
	Title:	Title:

[1]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.
2.	Report showing the derivative holdings.
3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                                 , (“Sub-Adviser”) relating to the                                          (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

John R. Jones	President

Rodric E. Cummins	Senior Vice President and Chief Investment Officer

Patricia A. Weiland	Senior Vice President and Chief Operating Officer

Jeffrey P. Billinger	Vice President and Treasurer

Rodney R. Miller	Vice President and Secretary

Matt L. Peden	Vice President and Investment Officer

Ronald C. Dugan, Jr.	Vice President and Investment Officer

Donald A. Shepherd	Chief Compliance Officer